State of New Mexico


                                  OFFICE OF THE

                          Commissioner of Public Lands
  JIM BACA
COMMISSIONER                        Santa Fe              P.O. BOX 1148
                                                 SANTA FE. NEW MEXICO 87504-1148


         April 13, 1992




         Bowlin's Incorporated
         136 Louisiana N.E.
         Albuquerque, New Mexico 87108

         RE: State Land Office Business Lease No. BL-514

         Dear Sirs:

         Enclosed is an approved copy of Business Lease No. BL-514.

         Should you have questions regarding this lease, please call Bea Mirabal at (505) 827-5773.

         Sincerely,



         Pleas M. Glenn
         Assistant Commissioner

         PMG/bm

         Enclosures

                          COMMISSIONER OF PUBIJC LANDS
                           NEW MEMM STATE LAND OFFICE
                               STATE OF NEW MEXICO

                                 BUSINESS LEASE
                                                                LEASE NO. BL-514

THIS LEASE, dated October 1, 1991, is made and entered into by and between the Commissioner of Public Lands, New Mexico State Land Office, State of New Mexico, hereinafter called "Lessor, and Bowlin's Incorporated, 136 Louisiana NE, Albuquerque, New Mexico 87108, hereinafter called "Lessee."

                Lessor and Lessee agree and covenant as follows:

                1. LEASE. For and in consideration of and subject to the rentals and the terms, covenants, conditions, agreements, obligations and reservations contained in this lease, Lessor grants and leases to Lessee and Lessee hires and takes from Lessor the following described tract of land:

                A certain 15.08 +/- acre tract of land, being a part of the NW1/4SW1/4 of Section 36, Township 23 South, Range 2 West, NMPH, located northeast of a highway interchange, about 13 miles west of Las Cruces, Dona Ana County, New Mexico and being more particularly described as follows: Beginning at an iron rod at the southwest corner of this tract, a point in the west line of Sec. 36 T23S, R2W, NMPM, a point in the north RIW of the north frontage road of Interstate #10 Hwy., whence the west 1/4 corner of said Sec. 36 bears N 0o 28' E 399 feet and a R/W rail Marked 528 + 00 bears N 65o 27' W 41.96 feet; thence along the west line of said Sec. 36 N 0o 28' E at 399 feet said 1/4 corner with brass cap and at 602.65 feet an iron rod at the northwest corner of this tract; thence N 89o 49o E 1566.38 feet to an iron rod at the northeast corner of this tract; thence S 0o 28' W 250 feet to a RIW rail 19 + 33.4; thence along the north RIW of the north frontage of Interstate #10 Highway with the following courses and distances:
1. Southwesterly along a curve to the left (R=791.3'; = 46o; D =7.241o; L.C. bears S 80o 28' W 618.52 feet) 635.3 feet to R/W rail 13 + 58.4
2. S 57o 36' W  293.31  feet to RIW rail 533 + 12.16
3. S 82o 10' W 67.  11 feet to R/W rail 032 + 75
4. S 82o 12' W 650.98 feet to the point of beginning.

                2. RENT. Lessee shall pay to Lessor as rent for the land and rights and privileges granted in this lease $3,900.00 per year in advance.

                3. TERM. The term of this lease shall begin on the date of this lease and shall run for five (5) years, ending at midnight on September 30, 1996, unless terminated or cancelled at an earlier time as provided in this lease.

                4. PERMITTED USE. Lessee shall use the land granted in this lease only for the purpose of a Trading Post. No other use shall be permitted unless Lessor, in written form, has previously granted his consent in writing.

                5. IMPROVEMENTS AND RECLAMATION. Lessee may place the following improvements on the land granted in this lease:

                -Trading Post building
                -Well and Storage tank
                -Gasoline Sales Facility
                -Indian Hogan
                -Paving & site  preparation
                -Utilities & lights
                -Signs, fences, Miscellaneous
                -Store Manager's quarters (unauthorized, removable) -Employee quarters (unauthorized, removable)

No other improvements shall be placed on said land unless Lessor has previously consented to them in writing. Upon the termination or cancellation of this lease, but not if it is renewed or extended, Lessee shall remove all improvements it placed on said land provided all rentals have been fully paid and shall return and restore said land to its condition existing prior to placement of such improvements, provided, however, Lessor may request Lessee to leave such improvements in place, entitling Lessee to compensation for such improvements as provided by law. Any improvement placed upon the land granted by this lease without the prior written consent of Lessor shall become the property of Lessor without compensation to Lessee.

                6. LIEN. As security f or the payment of any rent that is due and unpaid, Lessee grants to Lessor a first and prior lien upon any and all improvements, fixtures and equipment which have been or shall be placed upon the land granted by this lease.

                7. ASSIGNMENT AND SUBLEASE. Lessee shall not assign or sublease the land or any part. thereof granted by this lease nor the improvements or any part thereof on said land without the prior written consent of Lessor. Lessor may condition such consent upon an increase in the rental provided for in this lease and may require other conditions or covenants before consenting to an assignment or sublease. Such additional rental, conditions or covenants shall not be unreasonable but shall be in accord with the proper trust administration of the land granted by this lease.

                8. HOLDING OVER. If Lessee occupies the land granted by this lease after the termination or cancellation of this lease for the purpose of removing Lessee's property, the rent due Lessor for such use and occupancy shall be $200.00 per day.

                9. DEFAULT AND CANCELLATION. The violation by Lessee of any of the terms, conditions or covenants of this lease or the nonpayment by Lessee of the rent due under this lease shall be considered a default and shall lead to the cancellation of this lease 30 days after Lessor has sent written notice of such default to the Lessee by registered mail; provided, however, said cancellation shall not be made if within the 30-day notice period Lessee cures or remedies said default or otherwise complies with any demand contained within such written notice which leads to the cure or remedy of a default. The mailing of the notice as provided in this paragraph shall constitute notice of the intention of Lessor to cancel this lease and no proof of receipt of such notice shall be necessary or required.

                10. RENEWAL.. If at the expiration of the initial term of this lease or the term of any renewal, Lessor desires to lease the land granted by this lease for the same permitted use as allowed in this lease for a term of no more than 5 years, Lessor shall so notify Lessee in writing by mailing notice 60 days prior to expiration of the lease term. Upon receipt of such notice, if Lessee has complied with all the terms of this lease, Lessee may renew this lease for a term of no more than 5 years subject to all the terms, conditions, and covenants of this lease, and such additional or amended annual rental and terms, conditions and covenants as Lessor may prescribe; provided, however, this ease shall not be renewed if a third party has, in good faith, offered to pay a higher annual rental than set by Lessor or offered by Lessee and Lessee has failed to better such offer by an amount set by Lessor. Nothing contained in this paragraph shall limit the right of Lessor at the termination of this lease or any renewal. term to offer the land granted by this lease for sale or lease at a public auction pursuant to law.

                11. MAINTENANCE. Lessee shall maintain the land leased under this lease and any improvements, fixtures or equipment on said land in a workmanlike manner.

                12. RELINQUISHMENT. At any time if all rentals then due and owed have been fully paid and this lease is not in default, Lessee may relinquish this lease to Lessor and be relieved of any further obligations under this lease. Relinquishment shall be made on a form provided by Lessor and accompanied by a fee of $30.00. Upon relinquishment Lessee shall not be entitled to a refund of any rentals paid.

                13. EXISTING RIGHTS. This lease is entered into subject to any and all valid existing rights in or on the land granted by this lease.

                14. RESERVATIONS. Lessor reserves the right to execute leases on the land granted by this lease for mining purposes and for the extraction of petroleum, oil, gas, salt, geothermal resources, and other mineral deposits there from and the right to go upon, explore for, mine, remove and sell same. Lessor further reserves the right to grant rights-of-way and easements over, upon, or across the said land for public highways, railroads, tramways, telephone, telegraph and power lines, irrigation works ' sewer lines, drainage ditches, mining, logging, and for other purposes.

                15. COMPLIANCE WITH LAWS. Lessee shall at its own expense fully comply with all laws, regulations, rules, ordinances, and requirements of the applicable city, county, state and federal authorities and agencies which have been or may be enacted or promulgated, in all matters and things affecting the land granted by this lease and operations thereon. Such agencies shall not be deemed third party beneficiaries under this lease.

                16. HOLD HARMLESS. Lessee shall save and hold harmless, indemnify and defend Lessor and the State of New Mexico and their agent or agents, in their official and individual capacities, of and from any and all liability claims, losses, or damages arising out of or alleged to arise out of or indirectly connected with the operations of Lessee under this lease, off or on the land granted by this lease or arising out of the presence on said land of any agent, contractor or subcontractor of Lessee.

                17. SCOPE OF AGREEMENT. This lease incorporates all the agreements, covenants and understandings between Lessor and Lessee concerning the land granted by this lease and the use permitted by this lease, and all such agreements, covenants and understandings have been merged into this written lease. No prior agreement or understanding, verbal or otherwise, between Lessor and Lessee or their agents shall be valid or enforceable unless embodied in this lease.

                18. AMENDMENT. This lease shall not be altered, changed or amended except by instrument in writing executed by Lessor and Lessee.

                19. WAIVER. No waiver of any breach or default by Lessee of any of the terms, conditions or covenants of this lease shall be held to be a waiver of any subsequent breach. No waiver shall be valid or binding unless the same is in writing and signed by Lessor.

                20. ATTORNEY'S FEES AND COSTS. Lessee agrees that if it is found by a court of competent jurisdiction to have breached this lease, Lessor may recover from Lessee reasonable attorney's fees and costs of litigation.

                21. APPLICABLE LAW. This lease shall be governed by the law of the State of New Mexico.

                22. SUCCESSORS IN INTEREST. All terms, conditions and covenants in this lease shall extend to and bind the heirs, assigns, agents, attorneys, contractors and successors in interest of Lessor and Lessee.

                Executed in duplicate.

                Witness the hands and seals of Lessor and Lessee on the day and year first above written.





       _________________________________              __________________________
                    LESSEE                                      LESSEE




                                                   _____________________________
                                                   COMMISSIONER OF PUBLIC LANDS


                  FOR A NATURAL PERSON ACTING IN HIS OWN RIGHT
State of_________________________________)

County of________________________________)

          The foregoing instrument was acknowledged before me this______________ day of _____________________, 19____ by _____________________________
                                         (name or names of persons or person or.

          ______________________________________________________________________
          persons acknowledging).

                                       _______________________________
                                       Notary Public
My commission expires:


________________________

          FOR A NATURAL PERSON AS PRINCIPAL ACTING BY ATTORNEY-IN-FACT

State of____________________)

County of___________________)

          The foregoing instrument was acknowledged before me this______________ day of _____________________, 19____ by ______________________________
                                                (name or names of acknowledging
          ________________________________, partner(s) on behalf of ____________
          partner or partners)                                        (name of

          ______________________, a partnership.
          partnership)

                                       _____________________
                                       Notary Public
My commission expires:


________________________


                FOR A PARTNERSHIP ACTING BY ONE OR MORE PARTNERS

State of____________________)

County of___________________)

          The foregoing instrument was acknowledged before me this______________ day of _____________________, 19____ by ______________________________
                                                (name or names of acknowledging
          ________________________________, partner(s) on behalf of ____________
          partner or partners)                                        (name of

          ______________________, a partnership.
          partnership)

                                       _____________________
                                       Notary Public
My commission expires:


________________________

        FOR A LIMITED PARTNERSHIP ACTING BY ONE OR MORE GENERAL PARTNERS

State of____________________)

County of___________________)

          The foregoing instrument was acknowledged before me this _____________ day of ________________________, 19___ by ____________________________
                                       (name of acknowledging general partner or
          __________________________________, partner(s), on behalf of _________
          partners)
          __________________________________, a limited partnership.
          limited partnership)


                                       _____________________
                                       Notary Public
My commission expires:


________________________


                  FOR A CORPORATION OR INCORPORATED ASSOCIATION

State of____________________)

County of___________________)

The foregoing instrument was acknowledged before me this _______________ day of

________________________, 19____ by ____________________________________________
                                                   (name of officer)

____________________________________ of _______________________________________,
      (title of officer)                  (name of corporation acknowledging)

a ___________________________________ corporation, on behalf of the corporation.
  (state or county of incorporation)



                                       _____________________
                                       Notary Public
My commission expires:


________________________